Exhibit 99.1

RESTATED SECURITY AGREEMENT

1. THE SECURITY. The undersigned GRAHAM CORPORATION and ENERGY STEEL & SUPPLY CO. (collectively, the “Pledgor”) hereby assigns and grants to BANK OF AMERICA, N.A., its successors and assigns (“BANA”), and to Bank of America Corporation and its subsidiaries and affiliates (BANA and all such secured parties, collectively, the “Bank”) a security interest in the following described property now owned or hereafter acquired by the Pledgor (the “Collateral”):

(a) All accounts, and all chattel paper, instruments, deposit accounts, letter of credit rights, and general intangibles related thereto; and all returned or repossessed goods which, on sale or lease, resulted in an account.

(b) All inventory.

(c) All equipment and fixtures now owned or hereafter acquired by the Pledgor.

(d) All of the Pledgor’s deposit accounts with the Bank. The Collateral shall include any renewals or rollovers of the deposit accounts, any successor accounts, and any general intangibles and choses in action arising therefrom or related thereto.

(e) All instruments, chattel paper, documents, certificates of deposit, securities and investment property of every type.

(f) All general intangibles. The Collateral shall include all good will connected with or symbolized by any of such general intangibles.

(g) All negotiable and nonnegotiable documents of title covering any Collateral.

(h) All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.

(i) All substitutes or replacements for any Collateral, all cash or non-cash proceeds (including insurance proceeds), products, rents and profits of the Collateral, and all income, benefits and property receivable on account of the Collateral, and all supporting obligations covering any Collateral.

(j) All books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory (“Books and Records”).

2. THE INDEBTEDNESS. The obligations secured by this Agreement are the payment and performance of (a) all present and future Indebtedness of the Pledgor to the Bank; (b) all obligations of the Pledgor and rights of the Bank under this Agreement; and (c) all present and future obligations of the Pledgor to the Bank of other kinds. Each party obligated under any Indebtedness is referred to in this Agreement as a “Debtor.” “Indebtedness” is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Debtor, now or hereafter existing, absolute or contingent (including without limitation Indebtedness under any guaranty), liquidated or unliquidated, determined or undetermined, voluntary or involuntary, including under any swap, derivative, foreign exchange, hedge, or other arrangement (“Swap”), deposit, treasury management or other similar transaction or arrangement, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable. “Indebtedness” secured by the Collateral of such Pledgor shall not include obligations arising under any Swap to which it is not party if, and to the extent that, all or a portion of the guaranty by such Pledgor to the Bank of, or the grant by such Pledgor of a security interest to the Bank to secure, such Swap, would violate the Commodity Exchange Act (7 U.S.C., Sec. 1. et. seq.) by virtue of such Pledgor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty or grant of such security interest becomes effective with respect to such Swap.

Except as otherwise agreed in writing by the Bank and the Pledgor, if the Indebtedness includes, now or hereafter, any Special Flood Zone Loan, then the following shall apply: The Special Flood Zone Loan shall not be secured under this Agreement by any Collateral which would constitute “contents” located within the Flood Zone Improvements. For the purposes of this subparagraph, (a) “Flood Zone Improvements” means any “improved” real property that is located within a Special Flood Hazard Area; (b) a “Special Flood Zone Loan” means a loan or line of credit which is secured by Flood Zone Improvements; and (c) the terms “improved” real property, “Special Flood Hazard Area,” and “contents” shall have the meaning ascribed to them by the Flood Disaster Protection Act of 1973, 42 U.S.C. § 4001 et seq., and implementing regulations, 44 C.F.R. Parts 59 et seq., and/or the Federal Emergency Management Agency (“FEMA”).]

3. PLEDGOR’S COVENANTS. The Pledgor represents, covenants and warrants that unless compliance is waived by the Bank in writing:

(a) The Pledgor agrees: (i) to indemnify the Bank against all losses, claims, demands, liabilities and expenses of every kind caused by any Collateral; (ii) to permit the Bank to exercise its rights under this Agreement; (iii) to execute and deliver such documents as the Bank deems necessary to create, perfect and continue the security interests contemplated by this Agreement; (iv) not to change its name, and as applicable, its chief executive office, the jurisdiction in which it is organized and/or registered or its business structure without giving the Bank at least 30 days prior written notice; (v) not to change the places where the Pledgor keeps any Collateral or the Pledgor’s Books and Records concerning the Collateral without giving the Bank prior written notice of the address to which the Pledgor is moving same; and (vi) to cooperate with the Bank in perfecting all security interests granted by this Agreement and in obtaining such agreements from third parties as the Bank deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights under this Agreement.

(b) The Pledgor agrees with regard to the Collateral, unless the Bank agrees otherwise in writing: (i) that the Bank is authorized to file financing statements in the name of the Pledgor to perfect the Bank’s security interest in the Collateral; (ii) that the Bank is authorized to notify any account debtors, any buyers of the Collateral, or any other persons of the Bank’s interest in the Collateral, (iii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control of the Collateral, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried; (iv) not to remove the Collateral from the Pledgor’s premises except in the ordinary course of the Pledgor’s business; (v) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (vi) not to permit any lien on the Collateral, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of the Bank; (vii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral, except sales of inventory to buyers in the ordinary course of the Pledgor’s business; (viii) to permit the Bank to inspect the Collateral at any time; which prior to an event of default must be a reasonable time and on reasonable notice to Pledgor, (ix) to keep, in accordance with generally accepted accounting principles, complete and accurate Books and Records regarding all the Collateral, and to permit the Bank to inspect the same and make copies at any reasonable time; (x) if requested by the Bank, to receive and use reasonable diligence to collect the Collateral consisting of accounts and other rights to payment and proceeds, in trust and as the property of the Bank, and to immediately endorse as appropriate and deliver such Collateral to the Bank daily in the exact form in which they are received together with a collection report in form satisfactory to the Bank; (xi) not to commingle the Collateral, or collections with respect to the Collateral, with other property; (xii) to give only customary allowances and credits and to advise the Bank thereof immediately in writing if they affect any rights to payment or proceeds in any material respect; (xiii) from time to time, when requested by the Bank, to prepare and deliver a schedule of all the Collateral subject to this Agreement and to assign in writing and deliver to the Bank all accounts, contracts, leases and other chattel paper, instruments, and documents; (xiv) in the event the Bank elects to receive payments or rights to payment or proceeds hereunder, to pay all expenses incurred by the Bank, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and other expenses; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral and, as appropriate and applicable, to keep all the Collateral in good and saleable condition (reasonable wear and tear excepted), to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

(c) If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, the Pledgor shall immediately deliver such document to the Bank, together with any necessary endorsements.

(d) The Pledgor will maintain and keep in force all risk insurance covering the Collateral against fire, theft, liability and extended coverages (including without limitation flood, windstorm coverage and hurricane coverage as applicable), to the extent that any Collateral is of a type which can be so insured. Such insurance shall be in form, amounts, coverages and basis reasonably acceptable to the Bank, shall require losses to be paid on a replacement cost basis, shall be issued by insurance companies acceptable to the Bank and include a lender loss payable endorsement and additional insured endorsement in favor of the Bank in a form acceptable to the Bank. Upon the request of the Bank, the Pledgor will deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

(e) The Pledgor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Bank of the Collateral from such real property or fixture. Such written consent shall be in form and substance reasonably acceptable to the Bank and shall provide that the Bank has no liability to such owner, holder of any lien, or any other person.

(f) To the extent required by the Bank in its discretion, the Pledgor will promptly notify the Bank of any acquisition (by adoption and use, purchase, license or otherwise) of any patent, trademark or service mark registration, copyright registration, mask work registration, and applications therefor, and unregistered trademarks and service marks and copyrights, throughout the world, which are granted or filed or acquired after the date hereof and not listed in the Trademark Security Agreement (“Trademark Security Agreement”) or the Patent Security Agreement (“Patent Security Agreement”), each made by Graham Corporation in favor of the Bank dated as of December 5, 2007, as amended. The Pledgor authorizes the Bank, without notice to the Pledgor, to modify the Schedules to the Trademark Security Agreement or Patent Security Agreement, as applicable, to include any such Collateral, and to file such amendments with the Patent and Trademark Office. Unless the failure to do so would not have a material adverse effect on the Borrower’s business or financial condition taken as a whole: (i) the Pledgor will, at its expense, diligently prosecute all patent, trademark or service mark or copyright applications pending on or after the date hereof, will maintain in effect all issued patents and will renew all trademark and service mark registrations, including payment of any and all maintenance and renewal fees relating thereto, except for such patents, service marks and trademarks that are being sold, donated or abandoned by the Pledgor pursuant to the terms of its intellectual property management program, (ii) the Pledgor will promptly make application on any patentable but unpatented inventions, registerable but unregistered trademarks and service marks, and copyrightable but uncopyrighted works, (iii) the Pledgor will at its expense protect and defend all rights in such Collateral against any material claims and demands of all persons other than the Bank and will, at its expense, enforce all rights in such Collateral against any and all infringers of the Collateral where such infringement would materially impair the value or use of such Collateral to the Pledgor or the Bank, and (iv) the Pledgor will not license or transfer any of such Collateral, except for such licenses as are customary in the ordinary course of the Pledgor’s business, or except with the Bank’s prior written consent.

4. BANK RIGHTS. The Pledgor appoints the Bank its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Bank’s officers and employees, or any of them, whether or not the Pledgor is in default (except as provided below): (a) to perform any obligation of the Pledgor hereunder in the Pledgor’s name or otherwise; (b) after a default hereunder, to release persons liable on the Collateral and to give receipts and acquittances and compromise disputes; (c) to release or substitute security; (d) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release the Bank’s interest in the Collateral; (e) after a default hereunder, to take cash, instruments for the payment of money and other property to which the Bank is entitled; (f) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (g) after a default hereunder, to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (h) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by the Bank, at the Bank’s sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (i) to enter onto the Pledgor’s premises in inspecting the Collateral; (j) after a default hereunder or at any time in the case of lockbox accounts or pledged controlled accounts, to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (j) to preserve or release the interest evidenced by chattel paper to which the Bank is entitled and to endorse and deliver any evidence of title; and (k) to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights.

5. DEFAULTS. Any one or more of the following shall be a default hereunder:

(a) The occurrence of any defined or described event of default under, or any default in the performance of or compliance with any obligation, agreement, representation, warranty, or other provision contained in (i) this Agreement, or (ii) any other contract or instrument evidencing the Indebtedness.

(b) Any involuntary lien of any kind or character attaches to any Collateral, except for liens for taxes not yet due.

(c) The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in the Collateral if (i) the security interest and lien can be perfected and achieve priority by the filing of financing statements under the Uniform Commercial Code, or (ii) the security interest and lien covers specific Collateral not covered by clause (i) with respect to which the Bank has specifically requested perfection and priority of its security interest and lien.

6. BANK’S REMEDIES AFTER DEFAULT. In the event of any default, the Bank may do any one or more of the following, to the extent permitted by law:

(a) Declare any Indebtedness immediately due and payable, without notice or demand.

(b) Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(c) Enforce the security interest of the Bank in any deposit account of the Pledgor maintained with the Bank by applying such account to the Indebtedness.

(d) Require the Pledgor to obtain the Bank’s prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.

(e) Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Bank in kind.

(f) Require the Pledgor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under the Bank’s exclusive control.

(g) Give notice to others of the Bank’s rights in the Collateral, to enforce or forebear from enforcing the same and make extension and modification agreements.

(h) Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Bank at a place designated by the Bank.

(i) Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of the Pledgor’s equipment, if the Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

(j) Demand and collect any payments on and proceeds of the Collateral. In connection therewith the Pledgor irrevocably authorizes the Bank to endorse or sign the Pledgor’s name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to the Pledgor and remove therefrom any payments and proceeds of the Collateral.

(k) Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to the Pledgor.

(l) Use or transfer any of the Pledgor’s rights and interests in any Intellectual Property now owned or hereafter acquired by the Pledgor, if the Bank deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledgor agrees that any such use or transfer shall be without any additional consideration to the Pledgor. As used in this paragraph, “Intellectual Property” includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which the Pledgor has any right or interest, whether by ownership, license, contract or otherwise.

(m) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The Pledgor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

(n) Take such measures as the Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and the Pledgor hereby irrevocably constitutes and appoints the Bank as the Pledgor’s attorney-in-fact to perform all acts and execute all documents in connection therewith.

(o) Without notice or demand to the Pledgor, to the furthest extent permitted by law, set off and apply against any and all of the Indebtedness any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by the Bank or any of the Bank’s agents or affiliates to or for the credit of the account of the Pledgor or any guarantor or endorser of the Pledgor’s Indebtedness.

(p) Exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, with respect to all Collateral.

(q) Receive, open and read mail addressed to the Pledgor.

(r) Resort to the Collateral under this Agreement, and any other collateral related to the Indebtedness, in any order.

(s) Exercise any other remedies available to the Bank at law or in equity.

7. PLEDGOR NOT A DEBTOR. If any Pledgor is a guarantor or not a Debtor under some or all of the Indebtedness:

(a) The Pledgor authorizes the Bank, from time to time, without affecting the Pledgor’s obligations under this Agreement, to enter into an agreement with the Debtor to change the interest rate on or renew the Indebtedness; accelerate, extend, compromise, or otherwise change the repayment terms or any other terms of the Indebtedness; receive and hold, exchange, enforce, waive, fail to perfect, substitute, or release the Collateral, including collateral not originally covered by this Agreement; sell or apply any Collateral in any order; or release or substitute any borrower, guarantor or endorser of the Indebtedness, or other person.

(b) The Pledgor waives any defense by reason of any Debtor’s or any other person’s defense, disability, or release from liability. The Bank can exercise its rights against the Collateral even if any Debtor or any other person no longer is liable on the Indebtedness because of a statute of limitations or for other reasons.

(c) The Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of the Debtors and of all circumstances which bear upon the risk of nonpayment. The Pledgor waives any right it may have to require the Bank to disclose to the Pledgor any information which the Bank may now or hereafter acquire concerning the financial condition of the Debtors.

(d) The Pledgor waives all rights to notices of default or nonperformance by the Debtors. The Pledgor further waives all rights to notices of the existence or the creation of new indebtedness by any Debtor and all rights to any other notices to any party liable on any of the Indebtedness.

(e) The Pledgor represents and warrants to the Bank that it will derive benefit, directly and indirectly, from the collective administration and availability of credit under the Indebtedness. The Pledgor agrees that the Bank will not be required to inquire as to the disposition by any Debtor of funds disbursed by the Bank.

(f) Until all obligations to the Bank under the Indebtedness have been paid in full and any commitments of the Bank or facilities provided by the Bank with respect to the Indebtedness have been terminated, the Pledgor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under Bankruptcy Code (Title 11, United States Code) or any successor statute, which the Pledgor may now or hereafter have against any Debtor with respect to the Indebtedness. The Pledgor waives any right to enforce any remedy which the Bank now has or may hereafter have against any Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Bank.

(g) The Pledgor waives any right to require the Bank to proceed against any Debtor or any other person; proceed against or exhaust any security; or pursue any other remedy. Further, the Pledgor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Pledgor under this Agreement or which, but for this provision, might operate as a discharge of the Pledgor.

(h) In the event any amount paid to the Bank on any Indebtedness or any interest in property transferred to the Bank as payment on any Indebtedness is subsequently recovered from the Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, the Pledgor shall be liable to the Bank for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at the Bank’s option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

8. MISCELLANEOUS.

(a) Any waiver, express or implied, of any provision hereunder and any delay or failure by the Bank to enforce any provision shall not preclude the Bank from enforcing any such provision thereafter.

(b) The Pledgor shall, at the request of the Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as the Bank may reasonably deem necessary.

(c) All notes, security agreements, subordination agreements and other documents executed by the Pledgor or furnished to the Bank in connection with this Agreement must be in form and substance reasonably satisfactory to the Bank.

(d) Governing Law. Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of the State of New York (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law.

(e) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

(f) All terms not defined herein are used as set forth in the Uniform Commercial Code.

(g) The Pledgor shall pay to the Bank immediately upon demand the full amount of all payments, advances, and expenses, including reasonable attorneys’ fees, expended or incurred by the Bank in connection with (a) the perfection and preservation of the Collateral or the Bank’s interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, relating to the Pledgor, or in any way affecting any of the Collateral or the Bank’s ability to exercise any of its rights or remedies with respect to the Collateral.

(h) In the event the Bank seeks to take possession of any or all of the Collateral by judicial process, the Pledgor irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

(i) This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions.

(j) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by the Bank and the Pledgor.

(k) The secured parties covered by this Agreement include BANA as well as Bank of America Corporation and its subsidiaries and affiliates. Such secured parties are collectively referred to as the “Bank.” If, from time to time, any of the Indebtedness covered by this Agreement includes obligations to entities other than BANA, then BANA shall act as collateral agent for itself and all such other secured parties. BANA shall have the right to apply proceeds of the Collateral against debts, obligations or liabilities constituting all or part of the Indebtedness in such order as BANA may determine in its sole discretion, unless otherwise agreed by BANA and one or more of the other secured parties.

(l) The Pledgor agrees that the Collateral may be sold as provided for in this Security Agreement and expressly waives any rights of notice of sale, advertisement procedures, or related provisions granted under applicable law, including the New York Lien Law.

(m) This Agreement amends and restates and constitutes a replacement of that certain Security Agreement entered into as of December 5, 2007, between Graham Corporation and the Bank, is a continuation and not a novation of such prior agreement, and also includes the addition of Energy Steel & Supply Co. as a party. This Agreement and any other documents executed or delivered in connection herewith constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to the subject matter of this agreement; provided, however, the Patent Security Agreement and Trademark Security Agreement, as amended, remain in full force and effect.

9. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signature Pages Follow]

The parties executed this Agreement as of June 12, 2015, intending to create an instrument executed under seal.

BANK:

BANK OF AMERICA, N.A.

By:	/s/ Colleen M. O’Brien
Colleen M. O’Brien
Senior Vice President

Address for Notices:
One East Avenue
Rochester, New York 14638

PLEDGORS:

GRAHAM CORPORATION

By:	/s/ Jeffrey Glajch	[(Seal)]

Title:	Chief Financial Officer

Pledgor’s Location:

20 Florence Avenue
Batavia, New York 14020

Pledgor’s state of incorporation:

Delaware

ENERGY STEEL & SUPPLY CO.

By:	/s/ Jeffrey Glajch	[(Seal)]

Title:	Chief Financial Officer

Pledgor’s Location:

20 Florence Avenue
Batavia, New York 14020

Pledgor’s state of incorporation:

Michigan